                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 1998
                                                          --------------


                           POST APARTMENT HOMES, L.P.
                     -----------------------------------
             (Exact name of registrant as specified in its charter)


                Georgia                           0-28226                           58-2053632
   -----------------------------------   ---------------------------      ----------------------------------
    (State or other jurisdiction of        (Commission File Number)        (IRS Employer Identification No.)
             incorporation)


              3350 Cumberland Circle, Atlanta,Georgia                               30339
   ------------------------------------------------------------------            ------------
              (Address of principal executive offices)                           (Zip Code)

                                 (770) 850-4400
                               ------------------
              (Registrant's telephone number, including area code)





                        The Exhibit Index is at page 4.

Item 5.     Other Events

       The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 1,146,379 shares of its Common Stock (the "Shares").

Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

  Exhibit No.    Description
  -----------    -----------
   5       --    Opinion of King & Spalding regarding the validity of the Shares
                 (incorporated by reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   8       --    Opinion of King & Spalding as to certain tax matters
                 (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

  23       --    Consent of King & Spalding (included in Exhibits 5 and 8)

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    POST APARTMENT HOMES, L.P.
                                    (Registrant)


Date: April 24, 1998               By: John T. Glover
                                       ------------------------------------
                                       John T. Glover
                                       President

                                 EXHIBIT INDEX

Exhibit No.       Description                                                       Page
-----------       -----------                                                       ----
    5   --        Opinion of King & Spalding regarding the validity of the
                  Shares (incorporated by reference to Exhibit 5 to the Current
                  Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    8   --        Opinion of King & Spalding as to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   23   --        Consent of King & Spalding (included in Exhibits 5 and 8)